EXECUTION VERSION

INCREMENTAL FACILITY AMENDMENT NO. 6 dated as of November 30, 2015 (this “Amendment”), to the CREDIT AGREEMENT dated as of January 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (“Holdings”), CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto, MIZUHO BANK, LTD. (as successor administrative agent to The Royal Bank of Scotland PLC), as Administrative Agent (the “Administrative Agent”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agent.
WHEREAS, the Borrower, in accordance with Section 2.21 of the Credit Agreement, hereby requests that the Revolving Commitment Increase Lenders (as defined below) (a) provide a Revolving Commitment Increase (as defined in the Credit Agreement) on the Effective Date (as defined below) in an aggregate principal amount of up to $100,000,000 (the “Increase”) and (b) make Revolving Loans to the Borrower in respect thereof from time to time during the Revolving Availability Period subject to the terms and conditions set forth herein and in the Credit Agreement; and
WHEREAS, each Person party hereto whose name is set forth on Schedule 1 hereto under the heading “Revolving Commitment Increase Lenders” (each such Person, a “Revolving Commitment Increase Lender”) has agreed (a) to provide a portion of the Increase to the Borrower in the amount set forth opposite its name on such Schedule and (b) to make Revolving Loans to the Borrower in respect thereof from time to time during the Revolving Availability Period subject to the terms and conditions set forth herein and in the Credit Agreement.
WHEREAS, this Amendment is an Incremental Facility Amendment entered into pursuant to Section 2.21 of the Credit Agreement to provide for the Increase and the Revolving Loans made pursuant thereto referred to above.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms; Rules of Interpretation. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.    Revolving Commitment Increase.

(a)    Schedule 1 hereto sets forth the portion of the Increase of each Revolving Commitment Increase Lender as of the Effective Date (with respect to each Revolving Commitment Increase Lender, such Revolving Commitment Increase Lender’s “Increase Commitment”). Each Revolving Commitment Increase Lender’s Increase Commitment shall be several and not joint.
(b)    On the Effective Date, (i) the aggregate principal amount of Revolving Borrowings outstanding immediately prior to the effectiveness of the Increase (the “Existing Revolving Borrowings”) shall be deemed to be repaid, (ii) each Revolving Commitment Increase Lender shall make such payments to the Administrative Agent as are required by clauses (ii) or (iii), as applicable, of Section 2.21(d) of the Credit Agreement with respect to its portion of the Increase, (iii) the Administrative Agent shall make such payments to the Revolving Lenders as are required by clause (iv) of Section 2.21(d) of the Credit Agreement with respect to the Increase, (iv) after the effectiveness of the Increase, the Borrower shall be deemed to have made new Revolving Borrowings (the “Resulting Revolving Borrowings”) in an aggregate principal amount equal to the aggregate principal amount of the Existing Revolving Borrowings and of the Types and for the Interest Periods specified in the Borrowing Request delivered pursuant to Section 4(d) hereof, (v) each Revolving Lender shall hold its Applicable Percentage of the Resulting Revolving Borrowings (calculated after giving effect to the effectiveness of the Increase) and (vi) the Borrower shall pay to each Revolving Lender (prior to the effectiveness of the Increase) any and all accrued but unpaid interest on its Loans comprising the Existing Revolving Borrowings, together with any amounts payable pursuant to Section 2.16 of the Credit Agreement in respect of the repayment contemplated by clause (i) of this paragraph (b), in each case as required by and pursuant to the terms of the Credit Agreement.
(c)    Each Revolving Commitment Increase Lender, by delivering its signature page to this Amendment on the Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Effective Date.
SECTION 3.    Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and to each of the Revolving Commitment Increase Lenders that:
(a)    This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.
(c)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
SECTION 4.    Effectiveness. This Amendment shall become effective as of the date first above written (the “Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, each of the other Loan Parties and each of the Revolving Commitment Increase Lenders, (b) each of the conditions set forth in subclauses (A) through (D) (inclusive) of the proviso in Section 2.21(a) of the Credit Agreement shall have been satisfied, (c) each of the representations and warranties set forth in Section 3 hereof shall be true and correct, (d) the Borrower shall have delivered a Borrowing Request with respect to the Resulting Revolving Borrowings, (e) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Borrower, the Loan Documents or the transactions contemplated hereby (including certified resolutions from the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment), all in form and substance reasonably satisfactory to the Administrative Agent, (f) the Administrative Agent shall have received a legal opinion reasonably satisfactory to it from Cravath, Swaine & Moore LLP, special New York counsel for the Loan Parties, and (g) the Administrative Agent shall have received payment of all fees and expenses required to be paid or reimbursed by Holdings, the Borrower or any other Loan Party under or in connection with this Amendment, including those fees and expenses set forth in Section 8 hereof.
SECTION 5.    Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings, the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit

Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.    Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 7.    Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Revolving Commitment Increase Lenders.
SECTION 8.    Fees and Expenses. (a) Holdings and the Borrower agree to pay to the Administrative Agent, for the account of each Revolving Commitment Increase Lender, an amendment fee equal to 0.20% of the aggregate amount of such Revolving Commitment Increase Lender’s Increase Commitment, which fee will be paid on the Effective Date.
(b)    Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.
SECTION 9.    Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 10.    Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CROWN CASTLE INTERNATIONAL CORP.,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE OPERATING COMPANY,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE OPERATING LLC,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CCGS HOLDINGS CORP.,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Incremental Facility Amendment No. 6 Signature Page]

GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P.,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE SOLUTIONS CORP.,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL ACQUISITIONS III LLC,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL ACQUISITIONS IV LLC,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Incremental Facility Amendment No. 6 Signature Page]

CROWN CASTLE TOWERS 06-2 LLC,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG NETWORKS LLC,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG EAST LLC,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG WEST LLC,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Incremental Facility Amendment No. 6 Signature Page]

NEWPATH NETWORKS HOLDING LLC,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

NEWPATH NETWORKS LLC,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

TRISTAR INVESTORS LLC,
By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Incremental Facility Amendment No. 6 Signature Page]

MIZUHO BANK, LTD., individually and as Administrative Agent, Issuing Bank and Swingline Lender,
By
/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

[Incremental Facility Amendment No. 6 Signature Page]

REVOLVING COMMITMENT INCREASE LENDERS

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 6 TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012, AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, MIZUHO BANK, LTD. (AS SUCCESSOR ADMINISTRATIVE AGENT TO THE ROYAL BANK OF SCOTLAND PLC), AS ADMINISTRATIVE AGENT, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, AS SYNDICATION AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

Name of Institution:

REGIONS BANK

By
/s/ Joey Powell
Name: Joey Powell
Title: Senior Vice President
If a second signature is required:
By

Name:
Title:

SCHEDULE 1
Increase

Revolving Commitment Increase Lenders	Increase Allocations
Regions Bank	$100,000,000.00
TOTAL:	$100,000,000.00